SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:

                               September 16, 1998
                               ------------------
                        (Date of earliest event reported)


                         PlayStar Wyoming Holding Corp.
                         ------------------------------
             (Exact name of Registrant as Specified in its Charter)



        Antigua             000-24929              52-209-8787
        -------             ---------              -----------
   (State or Other  (Commission File Number) (IRS Employer Identification No.)
    Jurisdiction of
    Incorporation)


                           60 Nevis Street, 2nd Floor
                        St. John's, Antigua West Indies
                        -------------------------------
               (Address of Principal Executive Offices)(Zip Code)



                                 (268) 562-0075
                                 ---------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountants.

      (a) Fruitman Kates, Chartered Accountants, the Registrant's principal independent accountant (the "Accountant"), declined to stand for reelection as of September 16, 1998.

      The financial statements for the period from inception (October 3, 1996) through June 30, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change accountants was not recommended or approved by any audit or similar committee of Registrant's board of directors or by Registrant's board of directors.

      During neither the period from inception (October 3, 1996) through June 30, 1997 nor any later interim period were there any disagreements between the Registrant and the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      (b) On September 17, 1998, the Registrant engaged Mahoney Cohen & Company, CPA, P.C. as the principal accountant to audit its financial statements beginning with the fiscal year ending June 30, 1998.

Item 5.  Other Events

      On September 11, 1998, the Registrant effectuated a reorganization pursuant to which PlayStar Corporation, the Registrant's predecessor, was merged into PlayStar Wyoming Holding Corp., a Wyoming corporation ("PlayStar Wyoming"). Immediately thereafter, PlayStar Wyoming obtained Articles of Continuance from the Director of International Business Corporations, Antigua, and thereby became an Antigua corporation. Each share of Common Stock of the Registrant's predecessor was automatically converted into one outstanding share of the Registrant's Common Stock. The Registrant's principal offices are now located in Antigua.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Table     Exhibit
Item      Number  Description
Number    ------- -----------
------
(16)      (2)     Letter of Fruitman Kates, Chartered
                  Accountants

                          Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLAYSTAR WYOMING HOLDING CORP.


Date: October 23, 1998        By  /s/William F.E. Tucker
      ----------------            ----------------------
                              Name:William F.E. Tucker
                              Title:Chairman  and  Chief Executive Officer

                      FRUITMAN KATES, CHARTERED ACCOUNTANTS
                                 Toronto, Canada






                                October 23, 1998





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:  PlayStar Wyoming Holding Corp.
           ------------------------------

     We were previously the principal accountant for PlayStar Corporation (predecessor to PlayStar Wyoming Holding Corp.). We reported on the consolidated financial statements of PlayStar Corporation and its subsidiaries for the period from inception (October 3, 1996) through June 30, 1997. On September 16, 1998, we declined to stand for reelection. We have read PlayStar Wyoming Holding Corp.'s statements included under Item 4 of its Form 8-K/A dated October 23, 1998, and we agree with such statements.

                               Very truly yours,

                               /s/ Fruitman Kates, Chartered Accountants
                               -----------------------------------------
                               Fruitman Kates, Chartered
                               Accountants